Exhibit 10.6

ACKNOWLEDGMENT

The undersigned hereby acknowledges that (a) it has received a copy of the Intercreditor Agreement, dated as of April 16, 2004 (the “Intercreditor Agreement”; undefined capitalized terms used in this Acknowledgment have the meanings assigned to them in the Intercreditor Agreement), by and among U.S. Bank National Association, as Trustee, and Wells Fargo Foothill, Inc., as FF&E Agent, OED Lender, DJL Lender and New Revolver Agent, and consents thereto, and agrees to recognize all rights granted thereby to the Parties, and will not do any act or perform any obligation that is not in accordance with the agreements set forth in such Intercreditor Agreement; and (b) it is not an intended beneficiary or third party beneficiary under the Intercreditor Agreement (other than with respect to Section 4.4 and the proviso to Section 5.5 thereof).

Dated as of May 13, 2005.

DIAMOND JO WORTH, LLC, as a Guarantor

By:	/s/Natalie A. Schramm
	Name:	Natalie A. Schramm
	Title:	Chief Financial Officer